Q4 2017

EARNINGS RELEASE AND SUPPLEMENTAL INFORMATION

Cousins

1

Cousins Properties Incorporated	Q4 2017 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2017 and as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; future financing; future acquisitions and dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future issuances and repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; the impact of the transactions involving us, Parkway Properties, Inc. ("Parkway") and Parkway, Inc. ("New Parkway"), including future financial and operating results, plans, objectives, expectations and intentions; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, particularly in Atlanta, Charlotte, Austin, and Phoenix where we have high concentrations of our lease revenue; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, and the risk of declining leasing rates; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; risks associated with litigation resulting from the transactions with Parkway and from liabilities or contingent liabilities assumed in the transactions with Parkway; risks associated with any errors or omissions in financial or other information of Parkway that has been previously provided to the public; potential changes to state, local, or federal regulations applicable to our business; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	3	Q4 2017 Supplemental Information

EARNINGS RELEASE

COUSINS PROPERTIES REPORTS RESULTS
FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2017

Highlights

•	Net income available to common stockholders for the fourth quarter was $0.07 per share.

•	Funds From Operations for the fourth quarter was $0.15 per share.

•	Same property net operating income on a cash basis increased 4.2% during the fourth quarter.

•	Legacy Parkway same property net operating income on a cash basis increased 5.7% during the fourth quarter.

•	Second generation net rent per square foot on a cash basis increased 6.3% during the fourth quarter.

•	Executed 943,022 square feet of office leases during the fourth quarter.

•	Sold the three-property downtown Orlando portfolio for $208.1 million.

•	Sold the Company's 20% interest in Courvoisier Centre in Miami in a transaction that valued the Company's interest at $33.9 million.

•	Subsequent to quarter end, the Company:

◦	Completed the development of 864 Spring Street, Phase One of NCR's world headquarters in midtown Atlanta.

◦	Closed a new $1 billion unsecured revolving credit facility that replaced the existing $500 million facility.

◦	Announced 300 Colorado, a 100% leased, 309,000 square foot office tower development in downtown Austin.
ATLANTA (February 7, 2018) - Cousins Properties (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2017.
“It was a solid quarter highlighted by several sizable transactions that we believe will generate significant value for our shareholders.” said Larry Gellerstedt, Chairman and Chief Executive Officer of Cousins Properties. “Looking forward, we are excited about the prospects in 2018 and beyond. We have built a unique and compelling company with an outstanding balance sheet that is in a strong position to take advantage of opportunities as they arise.”
Financial Results
Net income available to common stockholders was $31.4 million, or $0.07 per share, for the fourth quarter of 2017, compared with $36.9 million, or $0.10 per share, for the fourth quarter of 2016. Net income available to common stockholders was $216.3 million, or $0.52 per share, for the year ended December 31, 2017, compared with $79.1 million, or $0.31 per share, for the year ended December 31, 2016.
Funds From Operations ("FFO") was $64.2 million, or $0.15 per share, for the fourth quarter of 2017, compared with $27.4 million, or $0.07 per share, for the fourth quarter of 2016. FFO was $259.9 million, or $0.61 per share, for the year ended December 31, 2017, compared with $160.6 million, or $0.63 per share, for the year ended December 31, 2016.

Cousins Properties Incorporated	4	Q4 2017 Supplemental Information

EARNINGS RELEASE

2018 FFO Guidance
For the year ending December 31, 2018, the Company expects to report net income in the range of $0.15 to $0.19 per share and FFO in the range of $0.59 to $0.63 per share. This guidance reflects management's view of current and future market conditions, as well as the earnings impact of events referenced in this release and corresponding conference call.
2018 FFO guidance includes the following assumptions:

•	Same property net operating income growth of 2.0% to 4.0% on a GAAP basis.

•	Same property net operating income growth of 3.5% to 5.5% on a cash basis.

•	Fee and other income of $10 million to $12 million. Guidance does not include potential termination fees.

•	General and administrative expenses of $24 million to $26 million, net of capitalized salaries.

•	Interest and other expenses of $46 million to $48 million, net of capitalized interest.

•	No property acquisition or disposition activity.

•	No new development projects except those disclosed herein.

•	GAAP straight-lined rental revenue of $26.5 million to $28.5 million.

•	Above and below market rental revenue of $6.5 million to $8.5 million.
A reconciliation of projected net income per share to projected FFO per share is provided as follows:

	Full Year 2018 Range
	Low	High
Net income per share	$0.15	$0.19
Add: Real estate depreciation and amortization	0.44	0.44
Funds From Operations per share	$0.59	$0.63
The Company's guidance is provided for information purposes based on current plans and assumptions and is subject to change.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, February 8, 2018, to discuss the results of the quarter and year ended December 31, 2017. The number to call for this interactive teleconference is (877) 247-1056.
A replay of the conference call will be available for seven days by dialing (877) 344-7529 and entering the passcode 10115599. The live webcast and replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Cousins Properties Fourth Quarter 2017 Conference Call” link on the Investor Relations page.
Acting through its operating partnership Cousins Properties, LP, Cousins Properties is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.

Cousins Properties Incorporated	5	Q4 2017 Supplemental Information

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenues:
Rental property revenues	$109,942	$111,432	$446,035	$249,814
Fee income	2,245	2,379	8,632	8,347
Other	1,925	481	11,518	1,050
	114,112	114,292	466,185	259,211
Expenses:
Rental property operating expenses	40,167	41,456	163,882	96,908
Reimbursed expenses	860	796	3,527	3,259
General and administrative expenses	5,530	8,290	27,523	25,592
Interest expense	7,673	10,089	33,524	26,650
Depreciation and amortization	44,199	48,145	196,745	97,948
Acquisition and transaction costs	162	20,633	1,661	24,521
Other	733	5,205	1,796	5,888
	99,324	134,614	428,658	280,766
Gain (loss) on extinguishment of debt	—	(5,180)	2,258	(5,180)
Income (loss) from continuing operations before unconsolidated joint ventures and gain (loss) on sale of investment properties	14,788	(25,502)	39,785	(26,735)
Income from unconsolidated joint ventures	3,753	5,418	47,115	10,562
Income (loss) from continuing operations before gain on sale of investment properties	18,541	(20,084)	86,900	(16,173)
Gain on sale of investment properties	13,330	63,169	133,059	77,114
Income from continuing operations	31,871	43,085	219,959	60,941
Income (loss) from discontinued operations	—	(5,198)	—	19,163
Net income	31,871	37,887	219,959	80,104
Net income attributable to noncontrolling interests	(503)	(995)	(3,684)	(995)
Net income available to common stockholders	$31,368	$36,892	$216,275	$79,109
Per common share information — basic and diluted:
Income from continuing operations for common stockholders	$0.07	$0.11	$0.52	$0.24
Income from discontinued operations for common stockholders	—	(0.01)	—	0.07
Net income available to common stockholders	$0.07	$0.10	$0.52	$0.31
Weighted average shares — basic	420,021	383,654	415,610	253,895
Weighted average shares — diluted	427,288	391,413	423,297	256,023

Cousins Properties Incorporated	6	Q4 2017 Supplemental Information

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31, 2017	December 31, 2016
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $275,977 and $215,856 in 2017 and 2016, respectively	$3,332,619	$3,432,522
Projects under development	280,982	162,387
Land	4,221	4,221
	3,617,822	3,599,130

Cash and cash equivalents	148,929	35,687
Restricted cash	56,816	15,634
Notes and accounts receivable, net of allowance for doubtful accounts of $535 and $1,167 in 2017 and 2016, respectively	14,420	27,683
Deferred rents receivable	58,158	39,464
Investment in unconsolidated joint ventures	101,414	179,397
Intangible assets, net of accumulated amortization of $104,931 and $53,483 in 2017 and 2016, respectively	186,206	245,529
Other assets	20,854	29,083
Total assets	$4,204,619	$4,171,607
Liabilities:
Notes payable	$1,093,228	$1,380,920
Accounts payable and accrued expenses	137,909	109,278
Deferred income	37,383	33,304
Intangible liabilities, net of accumulated amortization of $28,960 and $12,227 in 2017 and 2016, respectively	70,454	89,781
Other liabilities	40,534	44,084
Total liabilities	1,379,508	1,657,367
Commitments and contingencies
Equity:
Stockholders' investment:
Preferred stock, $1 par value, 20,000,000 shares authorized, 6,867,357 shares issued and outstanding in 2017 and 2016	6,867	6,867
Common stock, $1 par value, 700,000,000 shares authorized, 430,349,620 and 403,746,938 shares issued in 2017 and 2016, respectively	430,350	403,747
Additional paid-in capital	3,604,776	3,407,430
Treasury stock at cost, 10,329,082 shares in 2017 and 2016	(148,373)	(148,373)
Distributions in excess of cumulative net income	(1,121,647)	(1,214,114)
Total stockholders' investment	2,771,973	2,455,557
Nonredeemable noncontrolling interests	53,138	58,683
Total equity	2,825,111	2,514,240
Total liabilities and equity	$4,204,619	$4,171,607

Cousins Properties Incorporated	7	Q4 2017 Supplemental Information

KEY PERFORMANCE METRICS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017
Property Statistics
Consolidated Operating Properties	12	11	11	11	25	25	26	26	26	23	23
Consolidated Rentable Square Feet (in thousands)	12,122	11,993	11,993	11,993	13,024	13,024	13,249	12,477	12,466	11,428	11,428
Unconsolidated Operating Properties	6	6	6	6	8	8	7	5	6	5	5
Unconsolidated Rentable Square Feet (in thousands)	3,434	3,435	3,435	3,435	3,999	3,999	3,774	2,988	3,456	3,113	3,113
Total Operating Properties	18	17	17	17	33	33	33	31	32	28	28
Total Rentable Square Feet (in thousands)	15,556	15,428	15,428	15,428	17,023	17,023	17,023	15,465	15,922	14,541	14,541

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	2,972	220	402	971	761	2,354	571	341	335	943	2,190
Net Rent (per square foot)	$18.30	$23.55	$22.73	$23.51	$26.32	$24.52	$26.10	$28.58	$26.57	$32.73	$29.41
Tenant improvements, leasing commissions, and free rent (per square foot)	(3.64)	(6.31)	(7.08)	(6.18)	(6.08)	(6.35)	(7.44)	(7.42)	(5.84)	(6.48)	(6.77)
Net Effective Rent (per square foot)	$14.66	$17.24	$15.65	$17.33	$20.24	$18.17	$18.66	$21.16	$20.73	$26.25	$22.64
Change in Second Generation Net Rent	36.7%	18.9%	17.2%	27.9%	18.7%	20.0%	15.8%	28.5%	16.9%	19.7%	19.6%
Change in Cash-Basis Second Generation Net Rent	19.8%	1.8%	4.3%	9.1%	14.7%	10.3%	3.3%	13.5%	7.3%	6.3%	6.9%

Same Property Information (2)
Percent Leased (period end)	91.6%	90.3%	90.7%	91.2%	91.8%	91.8%	92.1%	93.9%	92.9%	92.6%	92.6%
Weighted Average Occupancy	90.7%	89.4%	89.2%	89.5%	89.4%	89.4%	89.9%	90.7%	89.1%	87.7%	89.4%
Change in Net Operating Income (over prior year period)	3.3%	4.3%	1.4%	3.6%	4.4%	6.1%	5.5%	6.8%	1.3%	3.6%	4.4%
Change in Cash-Basis Net Operating Income (over prior year period)	7.3%	8.6%	3.9%	4.3%	7.1%	8.4%	5.4%	8.6%	2.0%	4.2%	5.3%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$261,500	$326,300	$340,200	$506,200	$512,200	$512,200	$529,200	$463,500	$402,000	$490,500	$490,500
Estimated Project Costs (3) / Total Undepreciated Assets	7.6%	9.5%	9.6%	13.7%	10.5%	10.5%	10.6%	9.6%	8.1%	9.9%	9.9%

Market Capitalization (4)
Common Stock Price (period end)	$9.43	$10.38	$10.40	$10.44	$8.51	$8.51	$8.27	$8.79	$9.34	$9.25	$9.25
Common Shares/Units Outstanding (period end in thousands)	211,513	210,107	210,171	210,170	401,596	401,596	426,823	426,942	426,995	426,995	426,995
Equity Market Capitalization (in thousands)	$1,994,568	$2,180,911	$2,185,778	$2,194,175	$3,417,582	$3,417,582	$3,529,826	$3,752,820	$3,988,133	$3,949,704	$3,949,704
Debt (in thousands)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044	1,205,632	1,286,252	1,262,523	1,262,523
Total Market Capitalization (in thousands)	$2,941,585	$3,173,152	$3,185,777	$3,306,497	$5,049,852	$5,049,852	$5,027,870	$4,958,452	$5,274,385	$5,212,227	$5,212,227

Credit Ratios (4)
Net Debt/Total Market Capitalization	32.1%	31.1%	31.4%	30.7%	31.6%	31.6%	29.1%	24.0%	23.2%	21.4%	21.4%
Net Debt/Total Undepreciated Assets	27.4%	28.6%	28.3%	27.5%	32.8%	32.8%	29.4%	24.7%	24.7%	22.5%	22.5%
Net Debt/Annualized EBITDA	3.99	4.63	4.51	4.34	5.22	5.22	4.49	3.93	4.31	3.75	3.75
Fixed Charges Coverage	4.84	4.49	4.43	4.46	5.04	4.63	5.13	5.49	5.82	6.01	5.58

Cousins Properties Incorporated	8	Q4 2017 Supplemental Information

KEY PERFORMANCE METRICS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017
Dividend Information (4)
Common Dividend per Share (5)	$0.32	$0.08	$0.08	$0.08	$0.06	$0.30	$0.06	$0.06	$0.06	$0.06	$0.24
FFO Payout Ratio	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%	37.5%	38.0%	40.4%	39.3%	38.8%
FAD Payout Ratio	61.4%	55.9%	61.7%	58.3%	61.1%	59.3%	58.2%	54.4%	69.9%	69.5%	62.2%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%	0.50%	0.72%	0.58%	0.45%	0.56%

Additional Information (4)
Straight Line Rental Revenue	$20,009	$3,595	$3,434	$3,449	$8,489	$18,967	$9,608	$7,826	$6,825	$6,714	$30,973
Above and Below Market Rents Amortization	$7,981	$1,834	$1,854	$1,907	$1,502	$7,097	$1,602	$1,929	$1,852	$1,838	$7,221
Second Generation Capital Expenditures	$54,214	$7,904	$13,166	$13,968	$11,838	$46,876	$10,971	$7,569	$15,949	$18,996	$53,485

(1) See Office Leasing Activity on page 19 for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 17 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 35 for additional information.
(3) Represents Cousins' share of estimated project costs. See Development Pipeline on page 26 for additional detail.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 31.
(5) The fourth quarter 2016 dividend was declared and paid one quarter in arrears.

Cousins Properties Incorporated	9	Q4 2017 Supplemental Information

KEY PERFORMANCE METRICS

(1) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	10	Q4 2017 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY (1)

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Net Operating Income	$241,232	$59,513	$59,008	$61,621	$80,139	$260,281	$80,167	$80,115	$75,815	$77,109	$313,206
Land Sales Less Cost of Sales	3,905	—	—	—	3,770	3,770	—	63	4	—	67
Fee Income	7,297	2,199	1,824	1,945	2,379	8,347	1,936	1,854	2,597	2,245	8,632
Other Income	2,451	1,121	280	287	3,837	5,525	6,889	5,304	1,634	2,164	15,991
Reimbursed Expenses	(3,430)	(870)	(798)	(795)	(796)	(3,259)	(865)	(907)	(895)	(860)	(3,527)
General and Administrative Expenses	(16,918)	(8,243)	(4,691)	(4,368)	(8,290)	(25,592)	(6,182)	(8,618)	(7,193)	(5,530)	(27,523)
Interest Expense	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)	(12,066)	(10,444)	(9,363)	(9,509)	(41,382)
Other Expenses	(1,941)	(465)	(2,640)	(2,175)	(40,704)	(45,984)	(2,391)	(542)	196	(953)	(3,690)
Depreciation and Amortization of Non-Real Estate Assets	(1,669)	(377)	(335)	(328)	(325)	(1,365)	(451)	(465)	(461)	(497)	(1,874)
FFO (1)	$192,749	$43,457	$43,288	$46,439	$27,444	$160,628	$67,037	$66,360	$62,334	$64,169	$259,900
Weighted Average Shares - Diluted	215,979	210,974	210,362	210,326	391,413	256,023	411,186	427,180	427,300	427,288	423,297
FFO per Share (1)	$0.89	$0.21	$0.21	$0.22	$0.07	$0.63	$0.16	$0.16	$0.15	$0.15	$0.61

(1) See pages 31 and 34 for reconciliations of Funds from Operations to net income available to common shareholders.

Cousins Properties Incorporated	11	Q4 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Net Operating Income
Consolidated Properties
Hearst Tower	$—	$—	$—	$—	$5,957	$5,957	$6,356	$6,370	$6,302	$7,158	$26,186
Hayden Ferry (2)	—	—	—	—	3,881	3,881	5,209	5,307	5,466	5,968	21,950
Corporate Center (2)	—	—	—	—	5,005	5,005	4,761	5,374	5,308	5,446	20,889
Northpark (2)	22,400	5,607	5,097	5,599	5,841	22,144	5,410	5,130	4,945	5,021	20,506
Fifth Third Center	14,956	4,238	4,349	4,451	4,463	17,501	4,842	4,681	4,772	4,989	19,284
Promenade	13,985	3,740	3,419	3,839	3,557	14,555	4,173	4,407	4,184	3,991	16,755
San Jacinto Center	—	—	—	—	3,456	3,456	4,038	4,207	3,918	3,906	16,069
One Eleven Congress	—	—	—	—	3,256	3,256	3,713	3,735	4,172	3,526	15,146
Colorado Tower	6,768	2,724	3,064	3,221	3,399	12,408	3,383	3,352	3,344	3,478	13,557
One Buckhead Plaza	—	—	—	—	2,817	2,817	3,097	2,806	3,071	2,760	11,734
3344 Peachtree	—	—	—	—	3,505	3,505	3,235	2,884	2,705	2,085	10,909
816 Congress Avenue	8,526	2,468	2,555	2,514	2,363	9,900	2,694	2,641	2,766	2,797	10,898
NASCAR Plaza	—	—	—	—	2,507	2,507	2,477	2,394	2,609	2,709	10,189
3350 Peachtree	—	—	—	—	2,006	2,006	2,264	2,288	2,153	1,968	8,673
Tempe Gateway	—	—	—	—	1,966	1,966	2,008	2,136	1,964	1,971	8,079
3348 Peachtree	—	—	—	—	1,541	1,541	1,491	1,491	1,657	1,507	6,146
Two Buckhead Plaza	—	—	—	—	1,369	1,369	1,321	1,337	1,318	1,806	5,782
The Pointe	—	—	—	—	1,227	1,227	1,146	1,146	1,069	1,207	4,568
Meridian Mark Plaza	3,777	908	857	954	955	3,674	989	997	979	1,116	4,081
111 West Rio	—	—	—	—	—	—	—	1,396	1,236	1,412	4,044
Harborview Plaza	—	—	—	—	898	898	930	931	1,035	1,074	3,970
Research Park V	—	—	144	288	412	844	359	916	874	827	2,976
8000 Avalon	—	—	—	—	—	—	—	—	80	353	433
NCR	—	—	—	—	—	—	—	—	—	50	50
Other (3)	43,287	7,864	7,443	7,587	9,593	32,487	7,095	6,580	2,954	2,650	19,279
Subtotal - Consolidated	113,699	27,549	26,928	28,453	69,974	152,904	70,991	72,506	68,881	69,775	282,153

Unconsolidated Properties (4)
Terminus 100	7,268	1,872	1,978	1,899	1,837	7,586	1,912	1,906	1,829	1,851	7,498
Gateway Village (2)(5)	1,208	536	451	460	1,003	2,450	1,751	1,756	1,805	1,735	7,047
Terminus 200	6,069	1,658	1,770	1,678	1,648	6,754	1,798	1,749	1,769	1,663	6,979
Emory University Hospital Midtown Medical Office Tower	3,974	987	1,000	975	1,008	3,970	989	948	961	1,015	3,913
Carolina Square	—	—	—	—	—	—	—	—	47	658	705
Other (3)	5,816	1,593	1,755	1,748	2,930	8,026	2,726	1,250	523	412	4,911
Subtotal - Unconsolidated	24,335	6,646	6,954	6,760	8,426	28,786	9,176	7,609	6,934	7,334	31,053

Discontinued Operations (6)	103,198	25,318	25,126	26,408	1,739	78,591	—	—	—	—	—

Total Net Operating Income (1)	241,232	59,513	59,008	61,621	80,139	260,281	80,167	80,115	75,815	77,109	313,206

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,625	—	—	—	3,580	3,580	—	63	4	—	67
Land Sales Less Cost of Sales - Unconsolidated (4)	2,280	—	—	—	190	190	—	—	—	—	—
Total Sales Less Cost of Sales	3,905	—	—	—	3,770	3,770	—	63	4	—	67

Cousins Properties Incorporated	12	Q4 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Fee Income
Management Fees (7)	5,188	1,325	1,263	1,253	1,317	5,158	1,402	1,492	1,458	1,442	5,794
Development Fees	1,778	608	486	549	634	2,277	432	318	1,062	328	2,140
Leasing & Other Fees	331	266	75	143	428	912	102	44	77	475	698
Total Fee Income	7,297	2,199	1,824	1,945	2,379	8,347	1,936	1,854	2,597	2,245	8,632

Other Income
Termination Fees	398	—	—	—	122	122	5,238	2,913	734	385	9,270
Gain on Extinguishment of Debt	—	—	—	—	—	—	—	1,829	429	—	2,258
Interest and Other Income	460	390	27	153	358	928	188	262	258	1,540	2,248
Termination Fees - Unconsolidated (4)	419	—	—	—	3,000	3,000	959	195	132	8	1,294
Interest and Other Income - Unconsolidated (4)	747	546	151	134	357	1,188	504	105	81	231	921
Termination Fees - Discontinued Operations (6)	450	186	102	—	—	288	—	—	—	—	—
Interest and Other Income - Discontinued Operations (6)	(23)	(1)	—	—	—	(1)	—	—	—	—	—
Total Other Income	2,451	1,121	280	287	3,837	5,525	6,889	5,304	1,634	2,164	15,991

Total Fee and Other Income	9,748	3,320	2,104	2,232	6,216	13,872	8,825	7,158	4,231	4,409	24,623

Reimbursed Expenses	(3,430)	(870)	(798)	(795)	(796)	(3,259)	(865)	(907)	(895)	(860)	(3,527)

General and Administrative Expenses	(16,918)	(8,243)	(4,691)	(4,368)	(8,290)	(25,592)	(6,182)	(8,618)	(7,193)	(5,530)	(27,523)

Interest Expense
Consolidated Debt
Term Loan, Unsecured	—	—	—	—	(386)	(386)	(1,288)	(1,564)	(1,655)	(1,691)	(6,198)
Fifth Third Center	—	—	—	(427)	(1,275)	(1,702)	(1,272)	(1,266)	(1,260)	(1,254)	(5,052)
Promenade	(4,734)	(1,165)	(1,157)	(1,150)	(1,142)	(4,614)	(1,134)	(1,127)	(1,119)	(1,112)	(4,492)
Senior Notes, Unsecured ($250M)	—	—	—	—	—	—	—	—	(2,353)	(2,489)	(4,842)
Colorado Tower	—	—	—	(353)	(1,059)	(1,412)	(1,059)	(1,059)	(1,059)	(1,059)	(4,236)
816 Congress Avenue	(3,269)	(817)	(817)	(817)	(817)	(3,268)	(814)	(810)	(806)	(803)	(3,233)
Credit Facility, Unsecured	(4,089)	(832)	(1,053)	(870)	(1,159)	(3,914)	(1,035)	(1,153)	(444)	(418)	(3,050)
Senior Notes, Unsecured ($100M)	—	—	—	—	—	—	—	(876)	(1,025)	(1,036)	(2,937)
Meridian Mark Plaza	(1,538)	(381)	(379)	(377)	(375)	(1,512)	(373)	(372)	(370)	(368)	(1,483)
The Pointe	—	—	—	—	(171)	(171)	(176)	(178)	(177)	(176)	(707)
Other (3)	(12,684)	(2,987)	(2,979)	(2,990)	(5,413)	(14,369)	(4,180)	(2,336)	(20)	—	(6,536)
Capitalized	3,577	742	1,016	1,230	1,709	4,697	1,590	2,218	2,701	2,733	9,242
Subtotal - Consolidated	(22,737)	(5,440)	(5,369)	(5,754)	(10,088)	(26,651)	(9,741)	(8,523)	(7,587)	(7,673)	(33,524)

Unconsolidated Debt (4)
Terminus 100	(3,436)	(848)	(844)	(840)	(836)	(3,368)	(831)	(827)	(824)	(818)	(3,300)
Terminus 200	(1,560)	(390)	(389)	(387)	(385)	(1,551)	(383)	(382)	(380)	(378)	(1,523)
Emory University Hospital Midtown Medical Office Tower	(1,333)	(330)	(329)	(327)	(325)	(1,311)	(324)	(322)	(320)	(319)	(1,285)
Carolina Square	—	—	—	—	—	—	—	—	(27)	(157)	(184)
Other (3)	(1,126)	(439)	(464)	(484)	(806)	(2,193)	(787)	(390)	(225)	(164)	(1,566)
Subtotal - Unconsolidated	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)	(2,325)	(1,921)	(1,776)	(1,836)	(7,858)

Discontinued Operations (6)	(7,986)	(1,974)	(1,965)	(1,956)	(126)	(6,021)	—	—	—	—	—

Cousins Properties Incorporated	13	Q4 2017 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Total Interest Expense	(38,178)	(9,421)	(9,360)	(9,748)	(12,566)	(41,095)	(12,066)	(10,444)	(9,363)	(9,509)	(41,382)

Other Expenses
Transaction Costs - Merger	—	(19)	(2,424)	(1,446)	(20,633)	(24,522)	(1,930)	(246)	677	(162)	(1,661)
Property Taxes and Other Holding Costs	(828)	(89)	(98)	(95)	(158)	(440)	(304)	(140)	(139)	(181)	(764)
Predevelopment & Other	(522)	(108)	(118)	(140)	(577)	(943)	(129)	(156)	(265)	(253)	(803)
Severance	(181)	(249)	—	—	—	(249)	(28)	—	(73)	(345)	(446)
Partners' share of FFO in consolidated joint ventures	(111)	—	—	—	(3,775)	(3,775)	—	—	(4)	(12)	(16)
Transaction Costs - Spin-off	—	—	—	(494)	(5,855)	(6,349)	—	—	—	—	—
Loss on Extinguishment of Debt - Unconsolidated (4)	—	—	—	—	(5,180)	(5,180)	—	—	—	—	—
Impairment Loss	—	—	—	—	(4,526)	(4,526)	—	—	—	—	—
Acquisition Costs	(299)	—	—	—	—	—	—	—	—	—	—
Total Other Expenses	(1,941)	(465)	(2,640)	(2,175)	(40,704)	(45,984)	(2,391)	(542)	196	(953)	(3,690)

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(1,621)	(377)	(335)	(328)	(325)	(1,365)	(451)	(465)	(461)	(497)	(1,874)
Unconsolidated (4)	(48)	—	—	—	—	—	—	—	—	—	—
Total Depreciation and Amortization of Non-Real Estate Assets	(1,669)	(377)	(335)	(328)	(325)	(1,365)	(451)	(465)	(461)	(497)	(1,874)

FFO (1)	$192,749	$43,457	$43,288	$46,439	$27,444	$160,628	$67,037	$66,360	$62,334	$64,169	$259,900
Weighted Average Shares - Diluted	215,979	210,974	210,362	210,326	391,413	256,023	411,186	427,180	427,300	427,288	423,297
FFO per Share (1)	$0.89	$0.21	$0.21	$0.22	$0.07	$0.63	$0.16	$0.16	$0.15	$0.15	$0.61

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 31.
(2) Contains multiple buildings that are grouped together for reporting purposes.
(3) Represents properties sold and loans repaid prior to December 31, 2017 that are not considered discontinued operations.
(4) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(5) Through December 1, 2016, the Company received an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria were met, received additional returns. The Company recognized these amounts as
      NOI from this venture. After December 1, 2016, net income and cash flows were allocated 50% to each joint venture member.

(6) Primarily represents Greenway Plaza and Post Oak Central.
(7) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	14	Q4 2017 Supplemental Information

PORTFOLIO STATISTICS

Office Properties	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q17	End of Period Leased 3Q17	Weighted Average Occupancy 4Q17	Weighted Average Occupancy 3Q17	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
Northpark (3)	1,528,000	Consolidated	100%	86.3%	88.1%	75.3%	78.7%	6.8%	$—
Promenade	777,000	Consolidated	100%	94.1%	94.1%	94.1%	94.2%	5.4%	102,071
One Buckhead Plaza	461,000	Consolidated	100%	89.6%	89.5%	89.5%	90.4%	3.7%	—
3344 Peachtree	484,000	Consolidated	100%	91.7%	91.7%	90.6%	89.8%	2.8%	—
3350 Peachtree	413,000	Consolidated	100%	86.2%	93.2%	93.2%	93.1%	2.7%	—
Terminus 100	660,000	Unconsolidated	50%	93.7%	89.9%	88.6%	89.9%	2.5%	61,922
Two Buckhead Plaza	210,000	Consolidated	100%	91.0%	85.1%	83.9%	82.5%	2.4%	—
Terminus 200	566,000	Unconsolidated	50%	94.1%	98.2%	90.6%	94.0%	2.2%	39,644
3348 Peachtree	258,000	Consolidated	100%	87.1%	89.7%	88.9%	90.0%	2.0%	—
Meridian Mark Plaza	160,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.5%	23,970
Emory University Hospital Midtown Medical Office Tower	358,000	Unconsolidated	50%	99.5%	99.5%	98.5%	96.3%	1.4%	35,523
8000 Avalon	224,000	Consolidated	90%	94.1%	93.9%	39.0%	4.8%	0.5%	—
ATLANTA	6,099,000			90.5%	91.4%	84.9%	84.8%	33.9%	263,130

Hearst Tower	966,000	Consolidated	100%	98.9%	98.7%	98.7%	98.6%	9.7%	—
Fifth Third Center	698,000	Consolidated	100%	98.8%	96.7%	95.9%	95.9%	6.7%	145,974
NASCAR Plaza	394,000	Consolidated	100%	98.7%	98.7%	98.7%	98.6%	3.7%	—
Gateway Village (3)	1,061,000	Unconsolidated	50%	99.4%	99.4%	99.4%	99.4%	2.3%	—
CHARLOTTE	3,119,000			98.9%	98.3%	98.1%	98.0%	22.4%	145,974

San Jacinto Center	395,000	Consolidated	100%	94.4%	98.9%	98.7%	99.2%	5.3%	—
One Eleven Congress	519,000	Consolidated	100%	87.8%	88.1%	85.0%	84.4%	4.8%	—
Colorado Tower	373,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	4.7%	119,165
816 Congress	435,000	Consolidated	100%	95.2%	95.2%	95.2%	94.6%	3.8%	82,742
Research Park V	173,000	Consolidated	100%	97.1%	97.1%	85.7%	85.7%	1.1%	—
AUSTIN	1,895,000			94.1%	95.1%	93.2%	93.0%	19.7%	201,907

Hayden Ferry (3)	789,000	Consolidated	100%	96.2%	93.0%	91.2%	92.9%	8.0%	—
Tempe Gateway	264,000	Consolidated	100%	98.6%	98.5%	98.5%	97.3%	2.7%	—
111 West Rio	225,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.9%	—
PHOENIX	1,278,000			97.3%	95.4%	94.3%	95.0%	12.6%	—

Corporate Center (3)	1,224,000	Consolidated	100%	96.7%	96.5%	91.8%	86.9%	7.3%	—
The Pointe	253,000	Consolidated	100%	93.1%	97.6%	95.0%	94.7%	1.6%	22,729
Harborview Plaza	205,000	Consolidated	100%	99.7%	98.0%	98.0%	98.0%	1.5%	—
TAMPA	1,682,000			96.5%	96.9%	93.1%	89.4%	10.4%	22,729

Carolina Square Office (4)	158,000	Unconsolidated	50%	74.8%	74.3%	23.1%	—%	0.2%	10,873
CHAPEL HILL	158,000			74.8%	74.3%	23.1%	—%	0.2%	10,873

TOTAL OFFICE	14,231,000			94.1%	94.4%	90.4%	89.8%	99.2%	$644,613

Other Properties
Carolina Square Retail (4)	44,000	Unconsolidated	50%	81.5%	81.5%	58.0%	41.3%	0.1%	3,028
Carolina Square Apartments (246 Units) (4)	266,000	Unconsolidated	50%	91.1%	87.0%	87.4%	55.0%	0.7%	18,305

TOTAL OTHER	310,000			89.7%	86.2%	83.2%	53.1%	0.8%	$21,333

TOTAL	14,541,000							100.0%	$665,946

See next page for footnotes

Cousins Properties Incorporated	15	Q4 2017 Supplemental Information

PORTFOLIO STATISTICS

(1)	Represents the Company's share of net operating income for the three months ended December 31, 2017.
(2)	Represents the Company's share of property specific mortgage debt as of December 31, 2017.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	The Company's share of Carolina Square debt has been allocated to office, retail, and apartments based on their relative square footage.

Cousins Properties Incorporated	16	Q4 2017 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	COUSINS PROPERTIES INCORPORATED
	Net Operating Income ($ in thousands)
	Three Months Ended December 31,
	2017	2016	% Change
Property Revenues (2)	$35,167	$34,764	1.2%
Property Operating Expenses (2)	12,724	13,091	(2.8)%
Property Net Operating Income	$22,443	$21,673	3.6%

Cash Basis Property Revenues (3)	$33,409	$32,943	1.4%
Cash Basis Property Operating Expenses (4)	12,735	13,103	(2.8)%
Cash Basis Property Net Operating Income	$20,674	$19,840	4.2%

End of Period Leased	92.6%	91.6%
Weighted Average Occupancy	87.7%	90.4%

	Year Ended December 31,
	2017	2016	% Change
Property Revenues (2)	$142,087	$135,371	5.0%
Property Operating Expenses (2)	52,174	49,284	5.9%
Property Net Operating Income	$89,913	$86,087	4.4%

Cash Basis Property Revenues (3)	$134,860	$127,815	5.5%
Cash Basis Property Operating Expenses (4)	52,220	49,331	5.9%
Cash Basis Property Net Operating Income	$82,640	$78,484	5.3%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2016, excluding properties subsequently sold. See Non-GAAP Financial Measures - Calculation and Reconciliations. Properties included in this reporting period are as follows:

	Northpark	Emory University Hospital Midtown Medical Office Tower	Meridian Mark Plaza
	Promenade	Terminus 100	Terminus 200
	816 Congress	Fifth Third Center

(2)
Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures. Net operating income for unconsolidated joint ventures is calculated as property revenues less property expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	17	Q4 2017 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	LEGACY PARKWAY PROPERTIES
	Net Operating Income ($ in thousands)
	Three Months Ended December 31,
	2017	2016	% Change
Cash Basis Property Revenues (2)	$58,631	$56,022	4.7%
Cash Basis Property Operating Expenses (3)	22,440	21,790	3.0%
Cash Basis Property Net Operating Income	$36,191	$34,232	5.7%

End of Period Leased	94.3%	93.3%
Weighted Average Occupancy	93.0%	91.4%

	Year Ended December 31,
	2017	2016	% Change
Cash Basis Property Revenues (2)	$228,469	$207,904	9.9%
Cash Basis Property Operating Expenses (3)	87,756	79,742	10.0%
Cash Basis Property Net Operating Income	$140,713	$128,162	9.8%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2016, excluding properties subsequently sold. Properties included in this reporting period are as follows:

	3344 Peachtree	Harborview Plaza	Corporate Center
	3348 Peachtree	Hayden Ferry	San Jacinto Center
	3350 Peachtree	Hearst Tower	Tempe Gateway
	One Eleven Congress	NASCAR Plaza	The Pointe
	One Buckhead Plaza	Two Buckhead Plaza

(2)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(3)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	18	Q4 2017 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended December 31, 2017				Year Ended December 31, 2017
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				1,000,195				2,452,812
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(57,173)				(263,133)
Net leased (square feet)	422,479	420,365	100,178	943,022	1,088,475	836,396	264,808	2,189,679
Number of transactions	11	11	7	29	58	61	22	141
Lease term (years) (2)	11.4	3.5	8.0	7.5	10.2	4.5	7.0	7.6

Net rent (per square foot) (3)	$39.64	$26.19	$31.04	$32.73	$31.68	$26.42	$29.50	$29.41
Free rent (per square foot)	(0.34)	(0.18)	(1.46)	(0.39)	(0.83)	(0.51)	(1.18)	(0.75)
Tenant Improvements and Commissions (per square foot)	(8.28)	(3.85)	(6.22)	(6.09)	(7.49)	(4.03)	(6.31)	(6.02)
Net effective rent (per square foot)	$31.02	$22.16	$23.36	$26.25	$23.36	$21.88	$22.01	$22.64

Second generation leased square feet (4)				545,089				1,319,149
Increase in second generation net rent (2)(3)(4)				19.7%				19.6%
Increase in cash basis second generation net rent (2)(4)(5)				6.3%				6.9%

(1) Excludes apartment and retail leasing at mixed-use projects.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(5) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	19	Q4 2017 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year (1)

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rents ($000's) (2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2018	777,011	6.5%	21,006	5.4%	27.03
2019	892,339	7.4%	26,841	7.0%	30.08
2020	871,998	7.3%	28,110	7.3%	32.24
2021	1,315,069	10.9%	40,888	10.6%	31.09
2022	1,472,160	12.2%	44,626	11.6%	30.31
2023	1,076,065	8.9%	36,944	9.6%	34.33
2024	945,557	7.9%	34,525	8.9%	36.51
2025	1,352,057	11.2%	44,389	11.5%	32.83
2026 & Thereafter	3,335,996	27.7%	108,721	28.1%	32.59

Total	12,038,252	100.0%	$386,050	100.0%	$32.07

Lease Expirations Greater than 100,000 Square Feet Through Year End 2020

Expiration Date	Tenant	Market	Building	Square Feet Expiring
January 2019	National Union Fire Insurance Company (dba AIG)	Atlanta	Northpark	105,362

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	20	Q4 2017 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year (1)

Square Feet
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
777,011
892,339
871,998
1,315,069
1,472,160
1,076,065
945,557
1,352,057
3,335,996
2018
2019
2020
2021
2022
2023
2024
2025
2026 & Thereafter
6.5%
7.4%
7.3%
10.9%
12.2%
8.9%
7.9%
11.2%
27.7%
% of Total Square Feet

(1) Company's share

Cousins Properties Incorporated	21	Q4 2017 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Number of Properties Occupied	Number of Markets Occupied	Company's Share of Square Footage	Company's Share of Annualized Base Rent (2)	Percentage of Total Company's Share of Annualized Base Rent	Weighted Average Remaining Lease Term (Years)
1	Bank of America, N.A.	4	2	1,103,765	$18,825,511	5.7%	7
2	Wells Fargo Bank, N.A.	5	4	236,033	7,064,444	2.1%	5
3	Blue Cross Blue Shield	1	1	227,592	6,136,052	1.9%	3
4	McGuirewoods LLP	3	3	198,648	5,921,920	1.8%	9
5	ADP, LLC	1	1	225,000	5,400,000	1.6%	10
6	Smith, Gambrell & Russell, LLP	1	1	159,136	5,059,025	1.5%	3
7	Regus Equity Business Centers, LLC	7	4	169,994	5,019,436	1.5%	4
8	OSI Restaurant Partners, LLC (dba Outback Steakhouse)	1	1	167,723	4,886,131	1.5%	7
9	NASCAR Media Group, LLC	1	1	139,461	4,796,073	1.5%	3
10	Hearst Communications, Inc.	1	1	137,724	4,269,444	1.3%	12
11	Amazon	3	2	120,153	4,209,909	1.3%	6
12	Parsley Energy, L.P.	1	1	135,107	4,116,710	1.2%	7
13	Board of Regents of the University System of Georgia (dba Georgia State University)	1	1	135,124	3,991,563	1.2%	6
14	K & L Gates LLP	1	1	110,914	3,838,935	1.2%	10
15	Fifth Third Bank	2	2	120,436	3,458,125	1.0%	4
16	Carlton Fields Jorden Burt, PA	1	1	83,798	3,351,082	1.0%	14
17	Westrock Shared Services, LLC	1	1	107,578	3,300,936	1.0%	6
18	SVB Financial Group (dba Silicon Valley Bank)	1	1	100,532	3,043,323	0.9%	6
19	National Union Fire Insurance Company (dba AIG)	1	1	105,362	3,037,233	0.9%	1
20	US Bank National Association	2	2	89,363	2,776,764	0.8%	8
	Grand Total			3,873,443	$102,502,616	30.9%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

Note:	This schedule includes tenants whose leases have commenced and/or who have taken occupancy. Leases that have been signed but have not commenced are excluded.

Cousins Properties Incorporated	22	Q4 2017 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Legal 13.6%
Professional Services 15.2%
Technology 13.0%
Consumer Goods & Services 7.4%
Insurance 6.1%
Health Care 5.4%
Marketing/Media/ Creative 5.5%
Other 4.8%
Real Estate 3.1%
Construction/Design 1.8%
Energy 1.9%
Government 0.9%
Transportation 0.6%
Non Profit 0.4%
Financial 20.3%

(1) Represents Company's share of total revenues excluding properties sold prior to December 31, 2017.

Cousins Properties Incorporated	23	Q4 2017 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2017
111 West Rio (1)	Office	Phoenix	100.0%	1Q	225,000	$19,600

2016
Parkway Properties	Office	Various	Various	4Q	8,819,000	(2)
Cousins Fund II, L.P. (3)	Office	Various	100.0%	4Q	(3)	279,100

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	215,000
Northpark	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

					19,723,000	$2,528,200

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet		Total Project Cost ($ in thousands)

2017
8000 Avalon	Office	Atlanta	90.0%	2Q	224,000		73,000
Carolina Square	Mixed	Chapel Hill	50.0%	3Q	468,000	(4)	$123,000

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000		126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000		75,400
Research Park V	Office	Austin	100.0%	4Q	173,000		45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000		102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000		25,800

					2,171,000		$570,600

(1) The Company acquired a 74.6% interest in 111 West Rio as part of the Parkway merger and, in the first quarter of 2017, purchased the remaining 25.4% interest from American Airlines.
(2) This transaction was part of the Parkway Merger. See further information in note 3 to the financial statements included in the Company's filings on Form 10-K for the years ended
December 31, 2016 and December 31, 2017, respectively, and reports filed with the SEC by the Company, Parkway, and New Parkway.
(3) Purchased the outside interest (approximately 70%) in a consolidated partnership for $279.1 million; this included cash from the sale of Two Liberty Place in Philadelphia as well as the
Hayden Ferry buildings in Tempe and 3344 Peachtree in Atlanta.
(4) Carolina Square is comprised of 202,000 square feet of office and retail space and 246 apartments.

Cousins Properties Incorporated	24	Q4 2017 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2017
Emory Point I and II	Mixed	Atlanta	75.0%	2Q	786,000	$199,000
American Cancer Society Center	Office	Atlanta	100.0%	2Q	996,000	166,000
Bank of America Center, One Orlando ---Centre, and Citrus Center	Office	Orlando	100.0%	4Q	1,038,000	208,100
Courvoisier Centre (1)	Office	Miami	20.0%	4Q	343,000	33,900

2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	22,000
Post Oak Central and Greenway Plaza (2)	Office	Houston	100.0%	4Q	5,628,000	—
Two Liberty Place	Office	Philadelphia	100.0%	4Q	941,000	219,000
191 Peachtree	Office	Atlanta	100.0%	4Q	1,225,000	267,500
Lincoln Place	Office	Miami	100.0%	4Q	140,000	80,000
The Forum	Office	Atlanta		4Q	220,000	70,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
Lakeshore and University Park Place	Office	Birmingham	100.0%	3Q	320,000	44,700
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	50,000
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CPV Two LLC and CPV Five LLC	Retail	Other	10.3%	3Q	2,113,000	522,300
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Webb Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500
					20,721,000	$3,106,500

(1) The Company sold its partnership interest for $12.6 million in a transaction that valued its interest in the property at $33.9 million, prior to deduction for existing mortgage debt.
(2) This transaction was part of the Parkway Merger. See further information in note 3 to the financial statements included in the Company's filings on Form 10-K for the years ended
December 31, 2016 and December 31, 2017, respectively, and reports filed with the SEC by the Company, Parkway, and New Parkway.

Cousins Properties Incorporated	25	Q4 2017 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Actual or Projected Construction Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (1) ($ in thousands)	Company's Share of Estimated Project Costs	Project Cost Incurred to Date ($ in thousands)	Company's Share of Project Costs Incurred to Date	Percent Leased	Initial Occupancy (2)	Estimated Stabilization (3)

864 Spring Street (NCR Phase I)	Office	Atlanta, GA	100%	3Q15	503,000	219,000	219,000	212,628	212,628	100%	1Q18 (5)	1Q18

858 Spring Street (NCR Phase II)	Office	Atlanta, GA	100%	4Q16	260,000	120,000	120,000	68,354	68,354	100%	4Q18	4Q18

Dimensional Place	Office	Charlotte, NC	50%	4Q16		94,000	47,000	53,199	26,600
Office					266,000					100%	4Q18	4Q18
Retail					16,000					—%	4Q18	4Q18

120 West Trinity	Mixed	Atlanta, GA	20%	1Q17		85,000	17,000	18,066	3,613
Office					33,000					—%	1Q19	1Q20
Retail					19,000					—%	1Q19	1Q20
Apartments					330					—%	1Q19	1Q20

300 Colorado (4)	Office	Austin, TX	50%	4Q18		175,000	87,500	—	—
Office					302,000					100%	1Q21	1Q21
Retail					7,000					100%	1Q21	1Q21

Total						$693,000	$490,500	$352,247	$311,195

(1)
This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)	The quarter within which the Company estimates the first tenant will take occupancy.
(3)	Stabilization is the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.
(4)	The budget is not finalized, and it is subject to change. In January 2018, the joint venture acquired the land for this project, and construction is expected to commence December 2018.
(5)	Initial occupancy took place on January 1, 2018.

Cousins Properties Incorporated	26	Q4 2017 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Type	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share (Acres)

Wildwood Office Park	Atlanta	Commercial	50%	22
North Point	Atlanta	Commercial	100%	12
The Avenue Forsyth-Adjacent Land	Atlanta	Commercial	100%	10
10000 Avalon	Atlanta	Commercial	75%	3
Georgia				47

Padre Island	Corpus Christi	Residential	50%	15
Victory Center	Dallas	Commercial	75%	3
Texas				18

Corporate Center	Tampa	Commercial	100%	7
Florida				7

Total Land Held (Acres)				72	52
Total Land Held (Cost Basis)				$47,902	$23,254

Cousins Properties Incorporated	27	Q4 2017 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2018	2019	2020	2021	2022	Thereafter	Total Principal	Deferred Loan Costs	Above/Below Market Value	Total

Consolidated Debt
Floating Rate
Term Loan, Unsecured (LIBOR + 1.20%-1.70%) (1)	100%	2.76%	12/2/21	$—	$—	$—	$250,000	$—	$—	$250,000	$(1,541)	$—	$248,459
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%) (2)(5)	100%	2.66%	5/28/19	—	—	—	—	—	—	—	—	—	—
Total Floating Rate Debt				—	—	—	250,000	—	—	250,000	(1,541)	—	248,459

Fixed Rate
Senior Notes, Unsecured	100%	3.91%	7/6/25	—	—	—	—	—	250,000	250,000	(1,371)	—	248,629
Fifth Third Center	100%	3.37%	10/1/26	3,061	3,165	3,274	3,386	3,502	130,169	146,557	(583)	—	145,974
Colorado Tower	100%	3.45%	9/1/26	573	2,343	2,425	2,510	2,598	109,551	120,000	(835)	—	119,165
Promenade	100%	4.27%	10/1/22	3,116	3,252	3,393	3,541	89,053	—	102,355	(284)	—	102,071
Senior Notes, Unsecured	100%	4.09%	7/6/27	—	—	—	—	—	100,000	100,000	(511)	—	99,489
816 Congress	100%	3.75%	11/1/24	1,628	1,690	1,754	1,821	1,890	74,521	83,304	(562)	—	82,742
Meridian Mark Plaza	100%	6.00%	8/1/20	514	546	22,978	—	—	—	24,038	(68)	—	23,970
The Pointe	100%	4.01%	2/10/19	455	22,055	—	—	—	—	22,510	—	219	22,729
Total Fixed Rate Debt				9,347	33,051	33,824	11,258	97,043	664,241	848,764	(4,214)	219	844,769

Total Consolidated Debt				$9,347	$33,051	$33,824	$261,258	$97,043	$664,241	$1,098,764	$(5,755)	$219	$1,093,228

Unconsolidated Debt
Floating Rate
Carolina Square (LIBOR + 1.90%) (3)	50%	3.46%	5/1/18	32,206	—	—	—	—	—	32,206	—	—	32,206
Total Floating Rate Debt				32,206	—	—	—	—	—	32,206	—	—	32,206
									.
Fixed Rate
Terminus 100	50%	5.25%	1/1/23	1,418	1,494	1,575	1,659	1,749	54,091	61,986	(64)	—	61,922
Terminus 200	50%	3.79%	1/1/23	800	831	863	896	931	35,350	39,671	(27)	—	39,644
Emory University Hospital Midtown Medical Office Tower	50%	3.50%	6/1/23	786	813	842	872	903	31,436	35,652	(129)	—	35,523
Total Fixed Rate Debt				3,004	3,138	3,280	3,427	3,583	120,877	137,309	(220)	—	137,089

Total Unconsolidated Debt				35,210	3,138	3,280	3,427	3,583	120,877	169,515	(220)	—	169,295

Total Debt				$44,557	$36,189	$37,104	$264,685	$100,626	$785,118	$1,268,279	$(5,975)	$219	$1,262,523

Total Maturities (4)				$32,206	$22,018	$22,644	$250,000	$86,295	$756,515	$1,169,678
% of Maturities				3%	1%	2%	21%	8%	65%	100%

Cousins Properties Incorporated	28	Q4 2017 Supplemental Information

DEBT SCHEDULE

Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$282,206	22%	2.84%	3.5
Fixed Rate Debt	986,073	78%	3.93%	7.1
Total Debt	$1,268,279	100%	3.69%	6.3

(1) The spread over LIBOR at December 31, 2017 was 1.20%.
(2) Total borrowing capacity of the Credit Facility as of December 31, 2017 was $500 million. The spread over LIBOR at December 31, 2017 was 1.10%.
(3) The Company's share of the total borrowing capacity of the facility is $39.9 million.
(4) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.
(5) Subsequent to year end, the Company entered into a Fourth Amended and Restated Credit Agreement under which the Company may borrow up to $1 billion if certain conditions are satisfied. The new Credit Facility matures in January 2023.

Cousins Properties Incorporated	29	Q4 2017 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule as of December 31, 2017
$ (in thousands)
300,000
250,000
200,000
150,000
100,000
50,000
0
32,206
22,018
22,644
250,000
86,295
120,491
70,865
250,000
215,159
100,000
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Consolidated
Unconsolidated

Cousins Properties Incorporated	30	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Income from Discontinued Operations
Rental Property Revenues	$176,828	$43,123	$44,281	$46,046	$3,477	$136,927	$—	$—	$—	$—	$—
Rental Property Operating Expenses	(73,630)	(17,805)	(19,155)	(19,638)	(1,738)	(58,336)	—	—	—	—	—
Net Operating Income	103,198	25,318	25,126	26,408	1,739	78,591	—	—	—	—	—

Termination Fees	450	186	102	—	—	288	—	—	—	—	—
Interest and Other Expense	(8,009)	(1,975)	(1,965)	(1,956)	(126)	(6,022)	—	—	—	—	—
Transaction Costs	—	—	—	(494)	(5,855)	(6,349)	—	—	—	—	—
FFO from Discontinued Operations	95,639	23,529	23,263	23,958	(4,242)	66,508	—	—	—	—	—

Depreciation and Amortization of Real Estate	(63,791)	(15,428)	(15,740)	(15,221)	(956)	(47,345)	—	—	—	—	—
Income (Loss) from Discontinued Operations	31,848	8,101	7,523	8,737	(5,198)	19,163	—	—	—	—	—

FFO and EBITDA
Net income available to common stockholders	125,518	79,109	7,765	11,657	36,892	79,109	4,751	168,089	12,067	31,368	216,275
Depreciation and amortization of real estate assets:
Consolidated properties	70,003	16,164	16,306	16,293	47,819	96,583	54,433	49,575	47,161	43,700	194,869
Share of unconsolidated joint ventures	11,645	3,259	3,231	3,268	4,146	13,904	4,195	3,478	2,862	2,656	13,191
Discontinued properties	63,791	15,428	15,740	15,221	956	47,345	—	—	—	—	—
Partners' share of real estate depreciation	—	—	—	—	(3,564)	(3,564)	—	—	(4)	(19)	(23)
(Gain) loss on sale of depreciated properties:
Consolidated properties	(78,759)	(14,190)	246	—	(59,589)	(73,533)	18	(119,767)	36	(13,330)	(133,043)
Share of unconsolidated joint ventures	—	—	—	—	—	—	3,539	(37,871)	—	(718)	(35,050)
Discontinued properties	551	—	—	—	—	—	—	—	—	—	—
Non-controlling interest related to unit holders	—	—	—	—	784	784	101	2,856	212	512	3,681
FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037	66,360	62,334	64,169	259,900
Interest Expense	38,178	9,421	9,359	9,748	12,566	41,094	12,066	10,444	9,363	9,509	41,382
Non-Real Estate Depreciation and Amortization	1,669	377	335	328	325	1,365	451	465	461	497	1,874
Acquisition and Merger Costs	299	19	2,424	1,940	26,488	30,871	1,930	246	(677)	162	1,661
(Gain)/Loss on Extinguishment of Debt	—	—	—	—	5,180	5,180	—	(1,829)	(429)	—	(2,258)
Impairment Loss	—	—	—	—	4,526	4,526	—	—	—	—	—
EBITDA (1)	232,895	53,274	55,406	58,455	76,529	243,664	81,484	75,686	71,052	74,337	302,559

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	18,501	5,050	5,213	5,013	6,123	21,400	6,909	6,750	6,890	6,638	27,187
Other Properties	5,834	1,596	1,741	1,747	2,302	7,386	2,267	859	44	696	3,866
Net Operating Income	24,335	6,646	6,954	6,760	8,425	28,785	9,176	7,609	6,934	7,334	31,053
Sales Less Cost of Sales	2,280	—	—	—	190	190	—	—	—	—	—
Termination Fees	419	—	—	—	3,000	3,000	959	195	132	8	1,294
Interest Expense	(7,455)	(2,007)	(2,026)	(2,038)	(2,352)	(8,423)	(2,325)	(1,922)	(1,776)	(1,836)	(7,859)
Other Income/(Expense)	368	454	87	72	303	916	505	45	33	185	768
Funds from Operations - Unconsolidated Joint Ventures	19,947	5,093	5,015	4,794	9,566	24,468	8,315	5,927	5,323	5,691	25,256

Cousins Properties Incorporated	31	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Gain (Loss) on Sale of Depreciated Investment Properties, net	$—	$—	$—	$—	$—	$—	$(3,539)	$37,871	$—	$718	$35,050
Depreciation and Amortization of Real Estate	(11,645)	(3,259)	(3,231)	(3,268)	(4,147)	(13,905)	(4,195)	(3,478)	(2,862)	(2,656)	(13,191)
Net Income from Unconsolidated Joint Ventures	8,302	1,834	1,784	1,526	5,419	10,563	581	40,320	2,461	3,753	47,115

Market Capitalization
Common Stock price at Period End	9.43	10.38	10.40	10.44	8.51	8.51	8.27	8.79	9.34	9.25	9.25
Number of Common Shares/Units Outstanding at Period End	211,513	210,107	210,171	210,170	401,596	401,596	426,823	426,942	426,995	426,995	426,995
Common Stock Capitalization	1,994,568	2,180,911	2,185,778	2,194,175	3,417,582	3,417,582	3,529,826	3,752,820	3,988,133	3,949,704	3,949,704

Debt	721,293	767,811	777,485	888,378	1,380,920	1,380,920	1,240,728	1,019,619	1,095,177	1,093,228	1,093,228
Share of Unconsolidated Debt	225,724	224,430	222,514	223,944	251,350	251,350	257,316	186,013	191,075	169,295	169,295
Debt (1)	947,017	992,241	999,999	1,112,322	1,632,270	1,632,270	1,498,044	1,205,632	1,286,252	1,262,523	1,262,523

Total Market Capitalization	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852	5,027,870	4,958,452	5,274,385	5,212,227	5,212,227

Credit Ratios
Net Debt (Debt (1) minus Cash)	945,014	986,777	999,053	1,015,081	1,596,583	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594
Total Market Capitalization	2,941,585	3,173,152	3,185,777	3,306,497	5,049,852	5,049,852	5,027,870	4,958,452	5,274,385	5,212,227	5,212,227
Net Debt / Total Market Capitalization	32.1%	31.1%	31.4%	30.7%	31.6%	31.6%	29.1%	24.0%	23.2%	21.4%	21.4%

Total Assets - Consolidated	2,597,803	2,610,408	2,622,995	2,760,732	4,171,607	4,171,607	4,206,289	4,136,046	4,224,200	4,204,619	4,204,619
Accumulated Depreciation - Consolidated	463,008	486,747	519,075	539,719	269,339	269,339	326,039	303,266	352,425	380,908	380,908
Undepreciated Assets - Unconsolidated (1)	486,941	460,516	504,408	507,611	604,236	604,236	578,207	467,992	483,299	455,100	455,100
Less: Investment in Unconsolidated Joint Ventures	(102,577)	(110,138)	(114,455)	(116,933)	(179,397)	(179,397)	(128,589)	(101,532)	(109,222)	(101,414)	(101,414)
Total Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213
Net Debt (Debt (1) minus Cash)	945,014	986,777	999,053	1,015,081	1,596,583	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594
Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213
Net Debt / Total Undepreciated Assets (1)	27.4%	28.6%	28.3%	27.5%	32.8%	32.8%	29.4%	24.7%	24.7%	22.5%	22.5%

Coverage Ratios (1)
Interest Expense	38,178	9,421	9,359	9,748	12,566	41,094	12,066	10,444	9,363	9,509	41,382
Scheduled Principal Payments	9,892	2,444	3,143	3,344	2,632	11,563	3,810	3,334	2,846	2,869	12,859
Fixed Charges	48,070	11,865	12,502	13,092	15,198	52,657	15,876	13,778	12,209	12,378	54,241
EBITDA	232,895	53,274	55,406	58,455	76,529	243,664	81,484	75,686	71,052	74,337	302,559
Fixed Charges Coverage Ratio (1)	4.84	4.49	4.43	4.46	5.04	4.63	5.13	5.49	5.82	6.01	5.58

Net Debt (Debt (1) minus Cash)	945,014	986,777	999,053	1,015,081	1,596,583	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594
Annualized EBITDA (2)	236,754	213,096	221,624	233,820	306,116	306,116	325,936	302,744	284,208	297,348	297,348
Net Debt / Annualized EBITDA (2)	3.99	4.63	4.51	4.34	5.22	5.22	4.49	3.93	4.31	3.75	3.75

Cousins Properties Incorporated	32	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2015	2016 1st	2016 2nd	2016 3rd	2016 4th	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017

Dividend Information
Common Dividends (3)	$69,196	$16,918	$16,810	$16,821	$23,577	$74,126	$25,161	$25,212	$25,201	$25,202	$100,776
FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037	66,360	62,334	64,169	259,900
FFO Payout Ratio	35.9%	38.9%	38.8%	36.2%	85.9%	46.1%	37.5%	38.0%	40.4%	39.3%	38.8%

FFO	192,749	43,457	43,288	46,439	27,444	160,628	67,037	66,360	62,334	64,169	259,900
Straight Line Rental Revenue	(20,009)	(3,595)	(3,434)	(3,449)	(8,489)	(18,967)	(9,608)	(7,826)	(6,825)	(6,714)	(30,973)
Above and Below Market Rents	(7,981)	(1,834)	(1,854)	(1,907)	(1,502)	(7,097)	(1,602)	(1,929)	(1,852)	(1,838)	(7,221)
Amortization of Above and Below Market Debt	—	—	—	—	(2,999)	(2,999)	(3,190)	(646)	(51)	(50)	(3,937)
Lease Inducements	1,807	441	499	373	209	1,522	133	103	114	135	485
Ground Lease Straight Line Rent	88	(2)	(2)	(2)	110	104	110	110	110	110	440
Above and Below Market Rents Ground Rent	(55)	(14)	(14)	(14)	39	(3)	40	40	40	39	159
Acquisition and Merger Costs	299	19	2,424	1,940	26,488	30,871	1,930	246	(677)	162	1,661
(Gain) loss on Extinguishment of Debt	—	—	—	—	5,180	5,180	—	(1,829)	(429)	—	(2,258)
Impairment Loss	—	—	—	—	4,526	4,526	—	—	—	—	—
Second Generation CAPEX	(54,214)	(7,904)	(13,166)	(13,968)	(11,838)	(46,876)	(10,971)	(7,569)	(15,949)	(18,996)	(53,485)
Deferred Income - Tenant Improvements	(48)	(280)	(488)	(564)	(594)	(1,926)	(625)	(732)	(761)	(750)	(2,868)
FAD (1)	112,636	30,288	27,253	28,848	38,574	124,963	43,254	46,328	36,054	36,267	161,903
Common Dividends (3)	69,196	16,918	16,810	16,821	23,577	74,126	25,161	25,212	25,201	25,202	100,776
FAD Payout Ratio (1)	61.4%	55.9%	61.7%	58.3%	61.1%	59.3%	58.2%	54.4%	69.9%	69.5%	62.2%

Operations Ratios
Total Undepreciated Assets (1)	3,445,175	3,447,533	3,532,023	3,691,129	4,865,785	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213
General and Administrative Expenses	16,918	8,242	4,691	4,368	8,290	25,591	6,182	8,618	7,193	5,530	27,523
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.49%	0.96%	0.53%	0.47%	0.68%	0.53%	0.50%	0.72%	0.58%	0.45%	0.56%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	46,821	4,867	10,356	7,992	10,021	33,236	10,710	7,258	15,480	17,168	50,616
Second Generation Building Improvements	7,393	3,037	2,810	5,976	1,817	13,640	261	311	469	1,828	2,869
	54,214	7,904	13,166	13,968	11,838	46,876	10,971	7,569	15,949	18,996	53,485

(1) Includes Company share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(2) Annualized equals quarter amount annualized.
(3) The fourth quarter 2016 dividend was declared and paid a quarter in arrears.
(4) Quarter amount represents quarter annualized; year-to-date represents year-to-date actual annualized.

Note: Amounts may differ slightly from other schedules contained herein due to rounding.

Cousins Properties Incorporated	33	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Net Income Available to Common Stockholders	$31,368	$36,892	$216,275	$79,109
Depreciation and amortization of real estate assets:
Consolidated properties	43,700	47,819	194,869	96,583
Discontinued properties	—	956	—	47,345
Share of unconsolidated joint ventures	2,656	4,146	13,191	13,904
Partners' share of real estate depreciation	(19)	(3,564)	(23)	(3,564)
(Gain) loss on sale of depreciated properties:
Consolidated properties	(13,330)	(59,589)	(133,043)	(73,533)
Share of unconsolidated joint ventures	(718)	—	(35,050)	—
Non-controlling interest related to unit holders	512	784	3,681	784
Funds From Operations	$64,169	$27,444	$259,900	$160,628
Per Common Share — Diluted:
Net Income Available Available to Common Shareholders	$0.07	$0.10	$0.52	$0.31
Funds from Operations	$0.15	$0.07	$0.61	$0.63
Weighted Average Shares — Diluted	427,288	391,413	423,297	256,023

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

Cousins Properties Incorporated	34	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended		Year Ended
Cousins Net Operating Income (in thousands)	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Net income	$31,871	$37,887	$219,959	$80,104
Net operating income from unconsolidated joint ventures	7,334	8,426	31,053	28,785
Net operating income from discontinued operations	—	1,739	—	78,591
Fee income	(2,245)	(2,379)	(8,632)	(8,347)
Other income	(1,925)	(481)	(11,518)	(1,050)
Reimbursed expenses	860	796	3,527	3,259
General and administrative expenses	5,530	8,290	27,523	25,592
Interest expense	7,673	10,089	33,524	26,650
Depreciation and amortization	44,199	48,145	196,745	97,948
Acquisition and transaction costs	162	20,633	1,661	24,521
Other expenses	733	5,205	1,796	5,888
(Gain) loss on extinguishment of debt	—	5,180	(2,258)	5,180
Income from unconsolidated joint ventures	(3,753)	(5,418)	(47,115)	(10,562)
(Gain) loss on sale of investment properties	(13,330)	(63,169)	(133,059)	(77,114)
Income from discontinued operations	—	5,198	—	(19,163)
Net Operating Income	$77,109	$80,141	$313,206	$260,282

Straight line rent	6,714	8,489	30,973	18,968
Non-cash income	2,454	1,887	9,602	7,500
Non-cash expense	(149)	(148)	(597)	(102)
Cash Basis Net Operating Income	$68,090	$69,913	$273,228	$233,916

Net Operating Income
Same Property	$22,443	$21,673	$89,913	$86,087
Non-Same Property	54,666	58,468	223,293	174,195
	$77,109	$80,141	$313,206	$260,282

Cash Basis Net Operating Income
Same Property	$20,674	$19,840	$82,640	$78,484
Non-Same Property	47,416	50,073	190,588	155,432
	$68,090	$69,913	$273,228	$233,916

Cousins Properties Incorporated	35	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended		Year Ended
Legacy Parkway Net Operating Income (in thousands)	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Net income	$31,871	$37,887	$219,959	$80,104
Net operating income from unconsolidated joint ventures	7,334	8,426	31,053	28,785
Net operating income from discontinued operations	—	1,739	—	78,591
Fee income	(2,245)	(2,379)	(8,632)	(8,347)
Other income	(1,925)	(481)	(11,518)	(1,050)
Reimbursed expenses	859	796	3,527	3,259
General and administrative expenses	5,530	8,290	27,523	25,592
Interest expense	7,673	10,089	33,524	26,650
Depreciation and amortization	44,199	48,145	196,745	97,948
Acquisition and transaction costs	162	20,633	1,661	24,521
Other expenses	733	5,205	1,796	5,888
(Gain) loss on extinguishment of debt	—	5,180	(2,258)	5,180
Income from unconsolidated joint ventures	(3,753)	(5,418)	(47,115)	(10,562)
(Gain) loss on sale of investment properties	(13,330)	(63,169)	(133,059)	(77,114)
Income from discontinued operations	—	5,198	—	(19,163)
Net Operating Income for non-Legacy Parkway Same Properties	(36,174)	(41,820)	(152,059)	(221,961)
Net Operating Income for Legacy Parkway Same Properties included in Cousins' consolidated results	40,934	38,321	161,147	38,321
Net Operating Income for Legacy Parkway Same Properties not included in Cousins' consolidated results (1)	—	2,091	—	108,795
Legacy Parkway Same Property Net Operating Income	40,934	40,412	161,147	147,116

Legacy Parkway Same Property Net Operating Income	40,934	40,412	161,147	147,116
Straight line rent	(3,320)	(5,161)	(16,040)	(16,558)
Non-cash income	(1,586)	(1,189)	(5,044)	(2,963)
Non-cash expense	163	170	650	567
Legacy Parkway Same Property Cash Basis Net Operating Income	$36,191	$34,232	$140,713	$128,162

(1) Cousins merged with Parkway Properties, Inc. on October 6, 2016. Therefore, the operations of the Parkway properties acquired in the merger are included in the consolidated operations of Cousins from October 6, 2016 forward. The operations of the Parkway properties from periods prior to October 6, 2016 must be added to the operations including and subsequent to October 6, 2016 to present a full comparable period for purposes of reporting Legacy Parkway Same Property information.

Cousins Properties Incorporated	36	Q4 2017 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings as well as building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards. In addition, the Company excludes leasing costs and building improvements associated with properties identified as under redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and merger costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment

Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” ("NOI") is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy or has been substantially complete and owned by the Company for each of the two periods presented. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	37	Q4 2017 Supplemental Information